Exhibit 99.2
May 7, 2007
Dear Fellow Employee,
I am pleased to share a significant and very positive development for Ohio Casualty Corporation and its subsidiaries (Ohio Casualty). Earlier today, we announced that Ohio Casualty has agreed to be acquired by Liberty Mutual Group (Liberty Mutual) for approximately $2.7 billion. Notably, our talented workforce – and the valuable franchise your hard work has helped to create – is one of the primary reasons that Liberty Mutual wanted to make Ohio Casualty a part of their excellent group of companies. You should all be commended for and proud of a job very well done.
Liberty Mutual plans to make Ohio Casualty an important part of its Agency Markets group of regional, national and specialty companies that focus on independent agents and brokers. Agency Markets has enjoyed robust growth in recent years, and it is committed to continuing to grow its independent agency business.
There is every reason to be optimistic about joining the Agency Markets team. Agency Markets has a history of fostering strong businesses, such as Wausau Insurance, Peerless Insurance and Indiana Insurance, and it is likewise relying on Ohio Casualty’s talented people and their critical relationships with independent agents to make this endeavor a success. Agency Markets’ operating model is to leverage the combined power of local knowledge, relationships, operating flexibility, and decision-making with the “might” of national capability. Ohio Casualty executives will be key members of the integration team, and given the proven track record of successfully combining similar businesses into Agency Markets, the integration is expected to be smooth.
Agency Markets’ and Ohio Casualty’s products are complementary and, when combined, will provide a robust array of property-casualty products for our agents and policyholders. We also share a common appreciation and dedication to the independent agency system and both focus on building and maintaining good relationships with our producers.
With a 95-year-old mission of “helping people live safer, more secure lives,” Liberty Mutual’s culture is similar to Ohio Casualty’s in rewarding hard work and dedication to serving policyholders. Liberty Mutual is known for providing excellent career and professional development opportunities for employees, and the company will continue to maintain a significant presence in the Cincinnati area.
It is important to realize that this announcement is the first step in a long process. Before our companies can discuss specific integration plans with each other and with our employees and agents, certain conditions, such as shareholder and regulatory approvals, must be met. While we expect to receive the necessary approvals and to close the transaction in the third quarter of 2007, until that time we must continue to operate as independent companies and stay focused on delivering exceptional service to agents and policyholders.
We are grateful for the contributions you have made, and will continue to make, to our company. More details about the proposed transaction can be found in the attached press release. In the meantime, thank you in advance for your continuing hard work and dedication.
Sincerely,
Dan Carmichael

Additional Information and Where to Find It
     This communication may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, a proxy statement of Ohio Casualty and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OHIO CASUALTY CORPORATION AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about Ohio Casualty on the SEC’s website at http://www.sec.gov. Free copies of Ohio Casualty’s SEC filings are also available from Ohio Casualty Corporation, 9450 Seward Road, Fairfield, Ohio 45014, Attention: Investor Relations.
Participants in the Solicitation
     Ohio Casualty and its executive officers, directors, other members of management, employees and Liberty Mutual may be deemed, under SEC rules, to be participants in the solicitation of proxies from Ohio Casualty’s shareholders with respect to the proposed transaction. Information regarding the executive officers and directors of Ohio Casualty is set forth in its definitive proxy statement for its 2007 annual meeting filed with the SEC on April 4, 2007. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

May 7, 2007
Dear Ohio Casualty Policyholder,
I am pleased to share with you a very significant and very positive development for Ohio Casualty Corporation and its subsidiary companies (Ohio Casualty). Earlier today, we announced that Ohio Casualty has agreed to be acquired by Liberty Mutual Group (Liberty Mutual) of Boston, a diversified global insurer with 2006 revenue of $23.5 billion that ranks it 95th on the Fortune 500 list of largest corporations in the United States. The transaction is subject to applicable regulatory and Ohio Casualty shareholder approval.
We believe that this transaction will be beneficial to our policyholders. Liberty Mutual has a proven track record of successfully incorporating businesses like ours into its business, and we expect this integration to proceed just as smoothly.
During the transition, it will be “business as usual” at Ohio Casualty. You will continue to receive the same outstanding service that you have come to expect from your agent and Ohio Casualty. Until further notice, you should continue to use your existing insurance card.
Thank you again for choosing Ohio Casualty. Should you have any questions, please feel free to contact your insurance agent.
Sincerely,
Dan Carmichael
Additional Information and Where to Find It
     This communication may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, a proxy statement of Ohio Casualty and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OHIO CASUALTY CORPORATION AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about Ohio Casualty on the SEC’s website at http://www.sec.gov. Free copies of Ohio Casualty’s SEC filings are also available from Ohio Casualty Corporation, 9450 Seward Road, Fairfield, Ohio 45014, Attention: Investor Relations.
Participants in the Solicitation
     Ohio Casualty and its executive officers, directors, other members of management, employees and Liberty Mutual may be deemed, under SEC rules, to be participants in the solicitation of proxies from Ohio Casualty’s shareholders with respect to the proposed transaction. Information regarding the executive officers and directors of Ohio Casualty is set forth in its definitive proxy statement for its 2007 annual meeting filed with the SEC on April 4, 2007. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

May 7, 2007
Dear Agent,
I am pleased to share a significant and very positive development for Ohio Casualty Corporation and its subsidiaries (Ohio Casualty). Earlier today, we announced that Ohio Casualty has agreed to be acquired by Liberty Mutual Group (Liberty Mutual) for approximately $2.7 billion. This all-cash transaction represents an outstanding opportunity for Ohio Casualty, its people, its independent agents and shareholders.
Liberty Mutual recognizes the value of the franchise that we have created, and this acquisition confirms Liberty Mutual’s strategy of growing its independent agent businesses. Liberty Mutual plans to make Ohio Casualty an important part of its Agency Markets group of regional, national and specialty companies that focus on independent agents and brokers. Agency Markets has enjoyed robust growth in recent years, and with your continued support, Ohio Casualty is committed to working together with Agency Markets to keep growing the independent agency business and developing more products and services that will help independent agencies grow. Agency Markets also has a proven track record of fostering strong businesses, such as Wausau Insurance, Peerless Insurance and Indiana Insurance, which makes Agency Markets a natural new home for Ohio Casualty. Agency Markets’ operating model is to leverage the combined power of local knowledge, relationships, operating flexibility and decision-making with the “might” of national capability.
As part of the Agency Markets team, you will have access to a broader range of products, including Wausau’s offerings for large account business and Liberty Mutual Surety (contract and commercial surety), which will increase your ability to compete in your local markets. Joining Agency Markets will also allow us to greatly expand our offering of personal lines products, adding significant scale in this area. Likewise, Agency Markets will benefit from our products and services, people and technology.
Agency Markets is well respected in the industry and is known for its commitment to meeting the needs of its independent agents. Agency Markets and Ohio Casualty already share some best practices for agent development, such as the “Conference of Champions.” Like Ohio Casualty, Agency Markets companies are members of the Trusted Choice® program, and also offer Agency Recognition Programs such as President’s Award, which recognizes those agents who consistently deliver outstanding results.
It is important to realize that this announcement is the first step in a long process. Before Liberty Mutual and Ohio Casualty can discuss specific integration plans with each other and with our employees and agents, certain conditions, such as shareholder and regulatory approvals, must be met. Ohio Casualty executives will be key members of the integration team, and given Liberty Mutual’s proven track record of successfully combining similar businesses into Agency Markets, the integration is expected to be smooth. While we expect to receive the necessary approvals and to close the transaction in the third quarter of 2007, until that time we will continue to operate as independent companies.
More details about the proposed transaction can be found in the attached press release. In addition, we’ve included the letter we will send to policyholders.
Sincerely,
Dan Carmichael

Additional Information and Where to Find It
     This communication may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, a proxy statement of Ohio Casualty and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OHIO CASUALTY CORPORATION AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about Ohio Casualty on the SEC’s website at http://www.sec.gov. Free copies of Ohio Casualty’s SEC filings are also available from Ohio Casualty Corporation, 9450 Seward Road, Fairfield, Ohio 45014, Attention: Investor Relations.
Participants in the Solicitation
     Ohio Casualty and its executive officers, directors, other members of management, employees and Liberty Mutual may be deemed, under SEC rules, to be participants in the solicitation of proxies from Ohio Casualty’s shareholders with respect to the proposed transaction. Information regarding the executive officers and directors of Ohio Casualty is set forth in its definitive proxy statement for its 2007 annual meeting filed with the SEC on April 4, 2007. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

Project Druid: Comprehensive Q&A
Transaction-Related/Shareholder Questions
1.	Why have you decided to sell the Company?

Please refer to the Company’s proxy statement, which will be filed with the SEC and mailed to shareholders.

2.	Why is now the right time to pursue this transaction?

Please refer to the Company’s proxy statement, which will be filed with the SEC and mailed to shareholders.

3.	Did your Board of Directors approve this deal?

Yes.

4.	How will Liberty Mutual finance this transaction?

The proposed transaction is not subject to a financing condition. Liberty Mutual intends to fund the entire purchase price with cash on hand and short-term debt. [OK to answer once merger agreement has been filed.]

5.	Who is acting as financial advisor to Ohio Casualty?

Ohio Casualty has retained Merrill Lynch as financial advisor.

6.	Did the Ohio Casualty Board receive a fairness opinion in connection with this transaction? If so, who provided it?

Yes. The Board received a fairness opinion from Merrill Lynch.

7.	Will the transaction require a special meeting or stockholder vote? What percentage is required for approval?

Yes. This transaction requires the approval of the holders of a majority of our outstanding shares.

8.	When will the shareholder vote take place?

That information will be contained in the Company’s proxy materials, which will be filed with the SEC and mailed to shareholders.

9.	Are there “no shop” or “no talk” provisions in the agreement?

That information is disclosed in the merger agreement, which has been filed with the SEC.

10.	Is there a break-up fee? Under what circumstances will it be paid?

That information is disclosed in the merger agreement, which has been filed with the SEC.

11.	When do you expect the transaction to close?

We expect the transaction to close in the third quarter of 2007.

12.	What regulatory approvals are necessary?

The transaction is subject to antitrust approval under the Hart-Scott-Rodino Act and certain state insurance approvals.

13.	How long do you expect the regulatory approval process to take?

We expect the transaction to close in the third quarter of 2007.

14.	Do policyholders need to approve the transaction?

No. Policyholder approval is not required.
Employees
15.	Who will run Ohio Casualty after it becomes a part of Liberty Mutual? What is Liberty Mutual’s management structure?

Dan Carmichael and other Ohio Casualty executives will be key members of the integration team tasked with bringing the organizations together.

Edmund F. Kelly is Liberty Mutual’s Chairman, President, and Chief Executive Officer and Gary R. Gregg is President of Liberty Mutual Agency Markets.

16.	Do you intend to maintain a significant presence in the Cincinnati area?

Yes.

17.	Will I be asked to relocate?

We intend to maintain a significant presence in the Cincinnati area, but it would be premature to speculate about whether or not some people might be asked to relocate.

18.	Who will be in charge of integrating the companies?

Ohio Casualty executives will be key members of the integration team tasked with bringing the organizations together. Given Liberty Mutual’s proven track record of successfully combining similar businesses into Agency Markets, the integration is expected to be smooth.

19.	Will there be any layoffs? If so, what positions will be eliminated and when? How many jobs will be eliminated?

Our talented workforce – and the valuable franchise your hard work has helped to create — is one of the primary reasons Liberty Mutual was interested in acquiring Ohio Casualty. However, it’s clearly too early to begin speculating on layoffs at this time.

20.	Will my benefits change? How will this transaction impact various health and pension plans? Retirees?

In our agreement with Liberty Mutual, Liberty Mutual has committed to provide compensation/benefits packages to Ohio Casualty employees on terms substantially comparable to the current packages for a period of two years after the transaction closes.

21.	How will this transaction impact my retirement plan/stock options/restricted stock and change of control or severance plan/agreement?

Generally speaking:
•	All equity awards will immediately vest under their change of control provisions and will be paid out upon closing.

•	Displaced employees will receive severance packages to the extent eligible under our severance plan.

•	Vested benefits under retirement plans are protected under ERISA, and employees are entitled to those amounts.
Detailed information on this topic is included in the merger agreement, which has been filed with the SEC.

22.	Whom may I contact if I have additional questions?

We will keep you apprised of significant developments. In the meantime, employees should direct all inquiries to Lynn Schoel in our Human Resources department.
Policyholders
23.	What impact will this transaction have on policyholders? Will there be any changes in the way the company does business with its policyholders?

We don’t expect any changes in the near term. It will be “business as usual” at Ohio Casualty. You will continue to get the same outstanding service that you have come to expect from your agent and Ohio Casualty.

24.	Will I get a new ID (insurance card)?

No. You can continue to use your existing ID.

25.	Will I continue to deal with my regular agent?

It will be “business as usual” at Ohio Casualty. You will continue to get the same outstanding service that you have come to expect from your agent and Ohio Casualty.

26.	Whom can I contact for more information?

Policyholders should direct all inquiries to your regular agent.
Agents
27.	What impact will this transaction have on agents and their product offerings?

We believe that this acquisition confirms Liberty Mutual’s strategy of growing its independent agency businesses and will provide agents with increased opportunities. Agency Markets is recognized for its strong products and services. Once the transaction is completed, agents will have access to a broader range of products, including Wausau’s offerings for large account business and Liberty Mutual Surety (contract and commercial surety), which will increase their ability to compete in their local markets. Joining forces with Agency Markets will also allow us to greatly expand our offering of personal lines products, adding significant scale in this area. Likewise, Agency Markets will benefit from Ohio Casualty products/services, people and technology.

Otherwise, it will be “business as usual” at Ohio Casualty. Clients will continue to get the same outstanding service that they have come to expect from agents and Ohio Casualty, and you will have even more products to offer.

28.	What do I tell my clients?

It will be “business as usual” at Ohio Casualty. Your clients will continue to get the same outstanding service that they have come to expect from agents and Ohio Casualty.

29.	Whom can I contact for more information?

We are committed to keeping you apprised of all significant developments. In the meantime, agents should direct all inquiries to your usual Marketing Representative.
* * *

Additional Information and Where to Find It
     This communication may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, a proxy statement of Ohio Casualty and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OHIO CASUALTY CORPORATION AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about Ohio Casualty on the SEC’s website at http://www.sec.gov. Free copies of Ohio Casualty’s SEC filings are also available from Ohio Casualty Corporation, 9450 Seward Road, Fairfield, Ohio 45014, Attention: Investor Relations.
Participants in the Solicitation
     Ohio Casualty and its executive officers, directors, other members of management, employees and Liberty Mutual may be deemed, under SEC rules, to be participants in the solicitation of proxies from Ohio Casualty’s shareholders with respect to the proposed transaction. Information regarding the executive officers and directors of Ohio Casualty is set forth in its definitive proxy statement for its 2007 annual meeting filed with the SEC on April 4, 2007. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

Talking Points for Officer Discussions with Ohio Casualty Employees
•	As you may already know, the Company announced that it has agreed to be acquired by Liberty Mutual Group (Liberty Mutual) of Boston, for approximately $2.7 billion. Liberty Mutual is a diversified global insurer with 2006 revenue of $23.5 billion that ranks it 95th on the Fortune 500 list of largest corporations in the United States. The transaction is subject to applicable regulatory and Ohio Casualty shareholder approval.
•	This is an exciting opportunity for us and we all should be proud of this impressive accomplishment. In fact, Liberty Mutual has told us that our talented workforce – and the valuable franchise that your hard work has helped to create – is one of the primary reasons that Liberty Mutual wanted to make us part of their team.
•	Liberty Mutual plans to make Ohio Casualty an important part of its Agency Markets group of regional, national and specialty companies that focus on independent agents and brokers. Agency Markets is one of Liberty Mutual’s fastest growing units, and with your continued help, Ohio Casualty is committed to working together with Agency Markets to continue this forward momentum.
•	There is a good fit between Agency Markets’ and Ohio Casualty’s products and services. The new product development and new initiatives for agency management and building/maintaining services for growing agencies also is very compatible with Agency Markets’ approach to products, services and the independent agency system.
•	Agency Markets has a history of fostering strong businesses, such as Wausau Insurance, Peerless Insurance and Indiana Insurance. Agency Markets is likewise relying on Ohio Casualty’s talented people and their strong relationships with independent agents to make this endeavor a success.
•	Agency Markets’ operating model is to leverage the combined power of local knowledge, relationships, operating flexibility, and decision-making, with the “might” of national capability.
•	Ohio Casualty executives will be key members of the integration team, and we’re expecting the process to proceed smoothly.
•	While the specific details aren’t known at this early stage in the process, we expect that Ohio Casualty employees will have greater and more diverse opportunities as part of this larger organization.
•	Liberty Mutual is known for its commitment to providing excellent career and professional development opportunities for employees, and the company will continue to maintain a significant presence in the Cincinnati area.
•	We will continue to operate in “business as usual” mode as we take the necessary steps to complete this acquisition, and provide our agents and policyholders with the same great service they have come to expect.

•	For more information, please refer to the letter you received from Dan Carmichael or contact your supervisor.
•	Thank you for your continuing commitment to Ohio Casualty. It bears repeating that your hard work in building Ohio Casualty has given us this exciting opportunity.
* * *
Additional Information and Where to Find It
     This communication may be deemed to be solicitation material in respect of the proposed transaction. In connection with the proposed transaction, a proxy statement of Ohio Casualty and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OHIO CASUALTY CORPORATION AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about Ohio Casualty on the SEC’s website at http://www.sec.gov. Free copies of Ohio Casualty’s SEC filings are also available from Ohio Casualty Corporation, 9450 Seward Road, Fairfield, Ohio 45014, Attention: Investor Relations.
Participants in the Solicitation
     Ohio Casualty and its executive officers, directors, other members of management, employees and Liberty Mutual may be deemed, under SEC rules, to be participants in the solicitation of proxies from Ohio Casualty’s shareholders with respect to the proposed transaction. Information regarding the executive officers and directors of Ohio Casualty is set forth in its definitive proxy statement for its 2007 annual meeting filed with the SEC on April 4, 2007. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.